Exhibit 32.1


                         THE AMERICAN ENERGY GROUP, LTD.
    CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the accompanying Quarterly Report on Form 10-Q of The American Energy Group, Ltd. (the "Company") for the period ended December 31, 2008, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, R. Pierce Onthank, President and chief executive and chief financial and accounting officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

   1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); and

   2. The information in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

         DATED: February 13, 2009



                                          By: /S/ R. PIERCE ONTHANK
                                              ----------------------------------
                                              R. PIERCE ONTHANK
                                              President, Chief Executive Officer
                                              and Principal Financial Officer

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